                                                                  EXECUTION COPY


         AMENDMENT (this "Amendment"), dated as of February 4, 1999, to the FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT and the 364- DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, each of which is dated as of October 2, 1996 (as each of the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreements"), by and among CENDANT CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


         WHEREAS, the Borrower has requested that certain provisions of the Credit Agreements be amended as set forth herein, and;

         WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

         1. Defined Terms. Terms defined in the Credit Agreements and used herein shall have the meanings given to them in the Credit Agreements.

         2. Amendments to Section 1.

         (a) Section 1 of each Credit Agreement is amended by adding the following definitions in alphabetical order:

         "Debt to Capitalization Ratio" shall mean at any time the ratio of (x) Consolidated Total Indebtedness to (y) the sum of (i) Consolidated Total Indebtedness plus (ii) Consolidated Net Worth.

         "Excess Cash" shall mean all cash and cash equivalents of the Borrower and its Consolidated Subsidiaries at such time determined on a consolidated basis in accordance with GAAP in excess of $25,000,000.

         (b) Section 1 of each Credit Agreement is amended by deleting the definitions of "Capital Expenditures", "CFHC", "Receivables Facility" and "Restricted Payments" therefrom in their entirety.

         (c) Section 1 of each Credit Agreement is amended by deleting the definitions of "Consolidated EBITDA", "Consolidated Net Income", "Consolidated Net Worth", "Consolidated

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                                                                               2

                                                                      AMD - 2/99
                                                                         364/5YR


Total Indebtedness", "Fundamental Documents", "Interest Coverage Ratio", "Material Adverse Effect" and "Subsidiary" in their entireties and substituting therefor the following:

         "Consolidated EBITDA" shall mean, without duplication, for any period for which such amount is being determined, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) provision for taxes based on income, (iii) depreciation expense, (iv) Consolidated Interest Expense, (v) amortization expense, (vi) non-recurring cash charges or expenses in fiscal year 1998 not to exceed $363,600,000 to the extent incurred or paid in such period, (vii) non-recurring cash charges or expenses in fiscal year 1998 to the extent incurred or paid in such period in connection with the termination of the American Bankers Insurance Group, Inc. transaction (in addition to the amounts referred to in the preceding clause (vi)), plus
    (viii) other non-cash items reducing Consolidated Net Income minus (ix) any cash expenditures during such period to the extent such cash expenditures
    (x) did not reduce Consolidated Net Income for such period and (y) were applied against reserves that constituted non-cash items which reduced Consolidated Net Income during prior periods, all as determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries in accordance with GAAP. Notwithstanding the foregoing, in calculating Consolidated EBITDA pro forma effect shall be given to each acquisition of a Subsidiary or any entity acquired in a merger in any relevant period for which the covenants set forth in Sections 6.7 and 6.8 are being calculated as if such acquisition had been made on the first day of such period.

         "Consolidated Net Income" shall mean, for any period for which such amount is being determined, the net income (loss) of the Borrower and its Consolidated Subsidiaries during such period determined on a consolidated basis for such period taken as a single accounting period in accordance with GAAP, provided that there shall be excluded (i) income (loss) of any Person (other than a Consolidated Subsidiary of the Borrower) in which the Borrower or any of its Consolidated Subsidiaries has any equity investment or comparable interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or of its Consolidated Subsidiaries by such Person during such period, (ii) the income of any Consolidated Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary of the income is not at the time permitted by operation of the terms of its charter, or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Subsidiary, (iii) any extraordinary after-tax gains and (iv) any extraordinary or unusual pretax losses.

         "Consolidated Net Worth" shall mean, as of any date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries at such date plus mandatorily redeemable preferred securities issued by Subsidiaries of the Borrower (other than PHH and its Subsidiaries). Consolidated Net Worth shall include the Borrower's equity interest in PHH.

                                                                      AMD - 2/99
                                                                         364/5YR


         "Consolidated Total Indebtedness" shall mean (i) the total amount of Indebtedness of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis using GAAP principles of consolidation, which is, at the dates as of which Consolidated Total Indebtedness is to be determined, includable as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries, plus (ii) without duplication of any items included in Indebtedness pursuant to the foregoing clause (i), indebtedness of others which the Borrower or any of its Consolidated Subsidiaries has directly or indirectly assumed or guaranteed (but only to the extent so assumed or guaranteed) or otherwise provided credit support therefor, including without limitation, Guaranties. For purposes of this definition, the amount of Indebtedness at any time shall be reduced (but not to less than zero) by the amount of Excess Cash.

         "Fundamental Documents" shall mean this Agreement, any Revolving Credit Notes, any Competitive Notes and any other ancillary documentation which is required to be, or is otherwise, executed by the Borrower and delivered to the Administrative Agent in connection with this Agreement.

         "Interest Coverage Ratio" shall mean, for each period for which it is to be determined, the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense.

         "Material Adverse Effect" shall mean a material adverse effect on the business, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole (it is understood that, for purposes of this definition, the accounting irregularities and errors disclosed in the Borrower's report on Form 8-K dated August 28, 1998 filed with the Securities and Exchange Commission and the class action lawsuits disclosed therein and other class action lawsuits arising as a result of the accounting irregularities and errors disclosed therein do not constitute a Material Adverse Effect).

         "Subsidiary" shall mean with respect to any Person, any corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more subsidiaries of such Person; provided that for purposes of Sections 6.1, 6.5, 6.6, 6.7 and 6.8 hereof, PHH and its Subsidiaries shall be deemed not to be Subsidiaries of the Borrower except that (a) Consolidated Net Worth shall be calculated in accordance with the definition thereof and (b) in calculating Consolidated EBITDA for any fiscal quarter the amount of any cash dividends or any other cash distributions actually paid by PHH or any Subsidiary of PHH to the Borrower and its Subsidiaries (excluding the Subsidiaries of PHH) (i) during such period and (ii) up to the time of the delivery of the certificate pursuant to Section 5.1(c) hereof related to such period shall be included in such calculation. Any such cash dividends and distributions received from PHH and its Subsidiaries in one period and included in

                                                                      AMD - 2/99
                                                                         364/5YR


         calculating Consolidated EBITDA for any prior period shall not be included in calculating Consolidated EBITDA for any fiscal quarter ending on or after the first anniversary of the date such dividends and distributions are received.

         3. Amendment to Section 5.1. Section 5.1 of each Credit Agreement is amended by deleting clause (d) therefrom and substituting therefor the phrase "(d) INTENTIONALLY OMITTED;".

         4. Amendment to Section 5.6. Section 5.6 of each Credit Agreement is amended by adding the word "reasonable" immediately before the word "access".

         5. Amendment to Section 6.1. Section 6.1 of each Credit Agreement is amended by (i) adding the word "and" at the end of paragraph (g) and (ii) deleting paragraphs (h) and (i) and substituting therefor the following:

         (h) in addition to the Indebtedness permitted by paragraphs (a) - (g) above, Indebtedness of PHH and its Subsidiaries so long as, after giving effect to the incurrence of such Indebtedness and the use of the proceeds thereof, the ratio of Indebtedness of PHH and its subsidiaries to consolidated shareholders' equity of PHH is less than 10 to 1.

         6. Amendment to Section 6.5. Section 6.5 of each Credit Agreement is amended by deleting clause (g) therefrom and substituting therefor the phrase "(g) INTENTIONALLY OMITTED;".

         7. Amendment to Section 6.6. Section 6.6 of each Credit Agreement is amended by adding the phrase "and its Subsidiaries" after the word "Borrower" and before the phrase "may enter into sale-leaseback transactions relating to assets not in excess of $200,000,000 in the aggregate on a cumulative basis."

         8. Amendment to Section 6.7. Section 6.7 of each Credit Agreement is hereby amended by deleting such Section in its entirety and substituting Section
6.7 therefor the following:

         Section 6.7. Debt to Capitalization Ratio.

         Permit the Debt to Capitalization Ratio on the last day of any fiscal quarter to be greater than 0.5 to 1.

         9. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders under each Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment.

                                                                      AMD - 2/99
                                                                         364/5YR


         10. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties in Section 3 of each Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         11. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of each Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

         12. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         13. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                                                                      AMD - 2/99
                                                                         364/5YR


         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                            CENDANT CORPORATION


                                            By: /s/ James Buckman
                                               --------------------------------
                                               Name:  James Buckman
                                               Title: Vice Chairman and General
                                                       Counsel


                                            THE CHASE MANHATTAN BANK, as
                                            Administrative Agent and as a Lender


                                            By: /s/ Carol A. Ulmer
                                               --------------------------------
                                               Name:  Carol A. Ulmer
                                               Title: Vice President

                                                                      AMD - 2/99
                                                                         364/5YR

                                            ABN-AMRO BANK N.V. NEW YORK BRANCH


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            BANK OF AMERICA NT&SA


                                            By: /s/ Steve Aronowitz
                                               --------------------------------
                                                Name:  Steve Aronowitz
                                                Title: Managing Director


                                            THE BANK OF NEW YORK


                                            By: /s/ Eliza S. Adams
                                               --------------------------------
                                                Name:  Eliza S. Adams
                                                Title: Vice President


                                            THE BANK OF NOVA SCOTIA


                                            By: /s/ Brian Allen
                                               --------------------------------
                                                Name:  Brian Allen
                                                Title: Sr. Relationship Manager

                                                                     AMD - 2/99
                                                                        364/5YR

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                              COMPANY


                                            By: /s/ W.A. DiNicola
                                               --------------------------------
                                                Name:  W.A. DiNicola
                                                Title: Vice President



                                            BAYERISCHE LANDESBANK
                                            GIROZENTRALE CAYMAN ISLANDS BRANCH



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:




                                            BAYERISCHE HYPO-UND VEREINSBANK AG,
                                            NEW YORK BRANCH



                                            By: /s/ Marianne Weinzinger
                                               --------------------------------
                                                Name:  Marianne Weinzinger
                                                Title: Director



                                            By: /s/ Pamela J. Gillons
                                               --------------------------------
                                                Name:  Pamela J. Gillons
                                                Title: Associate Director

                                                                     AMD - 2/99
                                                                        364/5YR

                                            CIBC INC.



                                            By: /s/ Gerald Giradi
                                               --------------------------------
                                                Name:  Gerald Giradi
                                                Title: Executive Director



                                            CITIBANK, N.A.



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:




                                            COMERICA BANK



                                            By: /s/ Kimberly S. Kersten
                                               --------------------------------
                                                Name:  Kimberly S. Kersten
                                                Title: Vice President




                                            CREDIT LYONNAIS NEW YORK BRANCH



                                            By: /s/ Vladmir Labun
                                               --------------------------------
                                                Name:  Vladimir Labun
                                                Title: First Vice President -
                                                        Manager

                                                                     AMD - 2/99
                                                                        364/5YR



                                            CREDIT SUISSE FIRST BOSTON



                                            By: /s/ Bill O'Daly
                                               --------------------------------
                                                Name:  Bill O'Daly
                                                Title: Vice President


                                            By: /s/ Kristin Lepri
                                               --------------------------------
                                                Name:  Kristin Lepri
                                                Title: Associate



                                            DG BANK DEUTSCHE
                                            GENOSSENSCHAFTSBANK, CAYMAN
                                            ISLAND BRANCH



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:




                                            FIRST AMERICAN NATIONAL BANK


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                                                     AMD - 2/99
                                                                        364/5YR

                                            FIRST HAWAIIAN BANK



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            THE FIRST NATIONAL BANK OF BOSTON


                                            By: /s/ Corey M. Helfand
                                               --------------------------------
                                                Name:  Corey M. Helfand
                                                Title: Vice President




                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By: /s/ Corey M. Helfand
                                               --------------------------------
                                                Name:  Corey M. Helfand
                                                Title: Vice President



                                            FIRST UNION NATIONAL BANK


                                            By: /s/ Christopher M. McLaughlin
                                               --------------------------------
                                                Name:  Christopher M. McLaughlin
                                                Title: Vice President

                                                                     AMD - 2/99
                                                                        364/5YR

                                            FLEET NATIONAL BANK


                                            By: /s/ Barbara A. Keegan
                                               --------------------------------
                                                Name:  Barbara Agnostini Keegan
                                                Title: Vice President



                                            THE FUJI BANK, LIMITED
                                              NEW YORK BRANCH



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED NEW YORK BRANCH



                                            By: /s/ William Kennedy
                                               --------------------------------
                                                Name:  William Kennedy
                                                Title: Vice President

                                                                     AMD - 2/99
                                                                        364/5YR


                                            MELLON BANK, N.A.


                                            By: /s/ Donald G. Cassidy, Jr.
                                               --------------------------------
                                                Name:  Donald G. Cassidy, Jr.
                                                Title: First Vice President




                                            NATIONSBANK, N.A.



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:




                                            THE NORTHERN TRUST COMPANY



                                            By: /s/ Eric Q. Strickland
                                               --------------------------------
                                                Name:  Eric Q. Strickland
                                                Title: Vice President

                                                                     AMD - 2/99
                                                                        364/5YR

                                            PARIBAS


                                            By: /s/ Duane Helkowski
                                               --------------------------------
                                                Name:  Duane Helkowski
                                                Title: Vice President


                                            By: /s/ Scott C. Sergeant
                                               --------------------------------
                                                Name:  Scott C. Sergeant
                                                Title: Associate


                                            PNC BANK, N.A.



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            ROYAL BANK OF CANADA



                                            By: /s/ David A. Barsalou
                                               --------------------------------
                                                Name:  David A. Barsalou
                                                Title: Senior Manager




                                            THE SAKURA BANK, LIMITED



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                                                     AMD - 2/99
                                                                        364/5YR

                                            THE SANWA BANK, LIMITED



                                            By: /s/ Dominic J. Sarrosso
                                               --------------------------------
                                                Name:  Dominic J. Sarrosso
                                                Title: Vice President


                                            THE SUMITOMO BANK, LIMITED,
                                              NEW YORK BRANCH



                                            By: /s/ J. Bruce Meredith
                                               --------------------------------
                                                Name:  J. Bruce Meredith
                                                Title: Senior Vice President




                                            SUMMIT BANK



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:




                                            THE TOKAI BANK LIMITED NEW YORK
                                            BRANCH



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                                                     AMD - 2/99
                                                                        364/5YR

                                            UNITED STATES NATIONAL BANK OF
                                            OREGON



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:




                                            WESTDEUTSCHE LANDESBANK
                                            GIROZENTRALE, NEW YORK BRANCH



                                            By: /s/ Alan S. Bookspan
                                               --------------------------------
                                                Name:  Allan S. Bookspan
                                                Title: Vice President

                                            By: /s/ Walter T. Duffy III
                                               --------------------------------
                                                Name:  Walter T. Duffy III
                                                Title: Associate




                                            BANKERS TRUST COMPANY



                                            By:
                                               --------------------------------
                                                Name:
                                                Title: